Center Coast Brookfield Midstream
Focus Fund

Summary Prospectus

January 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.brookfieldoaktree.com/fund/center-coast-brookfield-midstream-focus-fund. You may also get information at no cost by calling 1-855-244-4859, or by sending an email request to info@brookfieldoaktree.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated January 28, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Share Class: Ticker Symbol

Class A	Class C	Class I
(CCCAX)	(CCCCX)	(CCCNX)

Investment Objective

The Center Coast Brookfield Midstream Focus Fund (the “Fund”) seeks maximum total return with an emphasis on providing cash distributions to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds (the “Trust”). You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these fees and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 33 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original costs of shares redeemed)	None(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.27%	0.25%	0.26%
Total Annual Fund Operating Expenses(3)	1.52%	2.25%	1.26%
Less Fee Waiver and/or Expense Reimbursement(4)	(0.06)%	(0.04)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.46%	2.21%	1.21%

(1) No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2) A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3) Income tax expense for the current fiscal year is not included.

(4) Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee

Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, and 1.21% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 28, 2027 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 28th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees of the Trust (the “Board”) with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$617	$921	$1,247	$2,168
Class C Shares	$324	$693	$1,189	$2,554
Class I Shares	$123	$388	$674	$1,487

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$224	$693	$1,189	$2,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the fund level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and other investments that have economic characteristics similar to such securities (collectively, “Midstream Investments”) (the “80% Policy”). The Fund’s Midstream Investments may include, but are not limited to, investments that have economic characteristics similar to MLPs in the form of common units issued by MLPs, preferred and convertible subordinated units of MLPs, securities that are derivatives of interests in MLPs, including equity securities of “MLP affiliates,” which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as “C” corporations, and other entities that operate like MLPs and have economic characteristics like MLPs but are organized and taxed as “C” corporations or organized as limited liability companies. The Fund may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs that qualify. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 40 high-quality Midstream Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the energy infrastructure industry and the energy industry, and the Fund intends to make the majority of its investments in “midstream” securities. Midstream Investments encompass a wide range of companies engaged in the energy infrastructure industry and include companies engaged in midstream activities, such as the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products and carbon dioxide, as well as other energy infrastructure companies, including electrical transmission companies and utilities, and companies engaged in owning, storing and transporting alternative energy sources, such as renewables (e.g., wind, solar, hydrogen, geothermal, biomass). The Fund may invest in securities of

Midstream Investments and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500.

In addition, the Fund may invest up to 20% of its total assets in non-Midstream Investments, including debt securities of any issuers, including such securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or determined by the Adviser to be of comparable credit quality. The Fund will not have any duration or weighted average maturity restrictions. The Fund may also invest up to 15% of its net assets in illiquid securities. The Fund may write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes. The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

The Adviser seeks to identify a portfolio of high-quality Midstream Investments determined based on the Adviser’s assessment of such Midstream Investments’ durability of cash flows, relative market valuation and growth potential. In managing the Fund’s assets, the Adviser uses a disciplined investment process focused on due diligence from the perspective of an owner, operator and acquirer of Midstream Investments.

•  The Adviser’s security selection begins with a two-step process. First, the Adviser utilizes a proprietary multifactor model as a filter to establish a “universe” of high-quality Midstream Investments. Second, the Adviser strategically weights these companies using a rigorous quantitative and qualitative fundamental analysis that considers components as granular as individual Midstream assets and history of the management teams. The Adviser expects that its MLP operator’s perspective, familiarity with many of the Midstream Investments’ management teams and rigorous financial analysis provides unique insights into the durability of cash flows and quality of assets of each Midstream Investment in which the Fund invests.

•  Next, the Adviser seeks to draw upon its experience to conduct thorough due diligence from an owner-operator perspective. The Adviser’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. The Adviser then evaluates each Midstream Investment’s asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality, drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and their ability to execute those plans. The Adviser’s diligence process also includes an assessment of trading dynamics, including liquidity, identification of fund flow from institutional investors with large holdings in the Midstream Investments and other issuers, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

• Upon completion of the due diligence process, the Adviser selects investments for inclusion in the Fund’s portfolio based on what the Adviser believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

The Adviser generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Adviser identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

The Fund intends to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), rather than a “C” corporation, beginning with the tax year that runs from October 1, 2025 through September 30, 2026, and comply with all RIC-related restrictions, including limiting its investments in qualified publicly-traded partnerships to 25% of its total assets, thereby avoiding taxation as a “C” corporation under the Code.

Master Limited Partnerships.  An MLP is an entity treated as a partnership under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its gross income from qualifying sources as set forth in the Code.

These qualifying sources include income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, as well as interest dividends, real estate rents, gain from the sale or disposition or real property. Additional information on MLPs and MLP I-shares (“I-Shares”), which represent ownership interests issued by MLP affiliates, can be found in the section entitled “Additional Information About The Fund’s Investment Objective, Investment Strategies, and Related Risks.”

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Energy Industry Concentration Risks.  A substantial portion of the companies in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in companies operating in the energy industry include but are not limited to the following:

Commodity Price Risk.    Companies operating in the energy industry, including MLPs, may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

Supply and Demand Risk.    Companies operating in the energy industry, including MLPs, may be impacted by the levels of supply and demand for energy commodities, which may result in overproduction or underproduction.

Depletion Risk.    Energy companies, including MLPs, engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time, effecting the profitability of energy companies. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

Environmental and Regulatory Risk.    Companies operating in the energy industry, including MLPs, are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

Acquisition Risk.    Companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

Interest Rate Risk.    Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of companies operating in the energy industry, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of companies operating in the energy industry as the yields on alternative investments increase.

Weather Risk.    Weather plays a role in the seasonality of some energy companies’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those companies.

Catastrophic Event Risk.    Companies operating in the energy industry, including MLPs, are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of companies operating in the energy industry.

Producer Bankruptcy Risk.    A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent. In a fixed rate contract, a producer typically commits to transferring and/or processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy. Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP. As a result, fixed rate contracts may be altered or voided by a bankrupt producer. Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as minimum revenue or volume commitments (“MVCs”). In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy. If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Fund’s net asset value (“NAV”). In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

Energy Infrastructure Industry Concentration Risk.  Under normal circumstances, the Fund will concentrate its investments in the energy infrastructure industry. The primary risks inherent in investments in the energy infrastructure industry include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure; (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows; (3) energy infrastructure assets deplete over time and must be replaced; and (4) a rising interest rate environment could increase an MLP’s cost of capital.

The current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, real estate and other markets. Additionally, actions taken may impact different sectors of the energy and natural resources markets in disparate ways or may impact specific issuers in a given sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on the Fund’s portfolio, and the Fund may be affected by governmental action in ways that are not foreseeable.

There is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Tax Risks.  Tax risks associated with investments in the Fund include but are not limited to the following:

Tax Transition Risk.    The Fund has historically not been eligible to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), due to its investments in MLPs exceeding the maximum level allowed for a RIC under the Code. However, beginning with the tax year that runs from October 1, 2025 through September 30, 2026, the Fund intends to invest in a manner consistent with, and otherwise comply with, the requirements to allow it to elect to be treated as a RIC, thereby avoiding taxation as a “C” corporation under the Internal Revenue Code. As a RIC beginning with the tax year that runs from October 1, 2025 through September 30, 2026, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of realized net short-term capital gains in excess of realized net long-term capital losses and net ordinary income, if any, out of assets legally available for distribution. In order to meet the tax requirements applicable to a RIC, the Fund will, beginning with December 31, 2025, the end of the first quarter of its first taxable year as a RIC, and as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships (generally defined as partnerships whose interests are publicly traded and that would not meet the source-of-income-requirements applicable to RICs). In order to comply with the asset diversification tests required to qualify as a RIC, the Fund may be required to dispose of a portion of its MLP investments. Such dispositions, if made during the Fund’s first taxable year as a RIC, could result in more taxable income to you than would otherwise be anticipated during the tax year. However, as discussed below, the Fund intends to recognize all of its net unrealized built-in gain in the current tax year in connection with the election to become a RIC. If the Fund recognizes a net gain as a result of the below election, the basis of the assets in the hands of the RIC will be adjusted to fair market value, which should reduce the amount of capital gains that would arise as a result of dispositions of such assets.

A “C” corporation that elects to be treated as a RIC will incur a tax at the RIC level on its net built-in gain, measured at the effective time of the election, to the extent that it sells its built-in gain assets during the statutorily specified recognition period after the election, unless the “C” corporation makes or is treated as making a “deemed sale election” to recognize net unrealized gains (but not net unrealized losses) as of the end of its last taxable year as a “C” corporation. The Fund has made this deemed sale election. Such election is irrevocable. As a result of this election, the Fund is treated as if it sold its assets at fair market value at the end of the day on September 30, 2025 and will pay corporate level tax on any net built-in gain, provided that the Fund will be entitled to offset some of the taxable income generated as a result of this election by applying its net operating losses and capital loss carryforwards. Because the Fund, as a “C” corporation, has accrued a deferred tax liability for the future tax liability associated with the capital appreciation of its investments, payment of the taxes relating to the deemed sale election will not change the Fund’s NAV, but the Fund will need to raise the cash necessary to pay the tax due. Further, as a result of the deemed sale, the Fund may generate a significant amount of earnings and profits. The Fund will need to distribute the accumulated earnings and profits generated as a “C” corporation, including the earnings and profits generated as a result of the deemed sale election, to investors prior to the close of the first taxable year that the Fund is treated as a RIC. This distribution is expected to primarily be treated as qualified dividend income, which for non-corporate shareholders is taxed at the preferential federal income tax rates applicable to long-term capital gains. The amount of dividend income you receive as a result of the Fund electing to be treated as a RIC may be in excess of an ordinary course annual distribution from the Fund. To the extent you choose to reinvest your dividends, you will have a tax liability with no corresponding receipt of cash from the Fund to pay such liability. You should ensure you have sufficient cash flow from other sources to pay all tax liabilities resulting from a distribution from the Fund before choosing to reinvest your dividends.

Dividend Distribution Risk.    In order to qualify as a RIC, the Fund must meet certain dividend distribution requirements on an annual basis, generally equal to at least 90% of its net investment company taxable income and 90% of its tax-exempt interest income for each taxable year. The Fund intends to make distributions each year in amounts to satisfy these requirements and thereby qualify for a deduction for such dividends paid to shareholders but there is no assurance the Fund will be able to pay such dividend distributions each taxable year. In addition, the Fund generally expects to make sufficient dividend distributions to avoid the nondeductible 4% federal excise tax applicable to certain undistributed net investment company income but there is no assurance that such dividend distributions will be made each year. In addition to the required dividend distributions to qualify for and maintain RIC status and avoid corporate income tax, the Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Because of differences between the time that monthly distributions are paid by the Fund and the time quarterly distributions are received from the MLPs, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to make consistent monthly distributions to its shareholders at a variable rate on a quarterly basis, the Fund’s distributions may exceed or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio. For these reasons, the Fund may over various periods of time pay dividends in excess of the distributions paid by the Fund’s underlying MLP investments. While the Fund attempts to manage the portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions paid by the Fund and the distributions received by the Fund from its investments. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests.

It is expected that a portion of the distributions made by the Fund to shareholders will be treated as non-taxable returns of capital. A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), reduces the shareholders tax basis in its shares of the Fund (but not below zero), and is different from and should not be confused with a dividend from current and accumulated earnings and profits. For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Fund shares (until the tax basis reaches zero). Reducing a shareholder’s tax basis in Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares. Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain. Thus, distributions considered return of capital are often described as tax deferred. Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains. Any portion of distributions that is not considered return of capital may be characterized as qualified dividend income for U.S. federal income tax purposes depending on its source. Qualified dividend income is generally taxable to noncorporate shareholders at reduced rates in the year received and does not reduce a shareholder’s adjusted tax basis in Fund shares. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions. Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

MLP Tax Risk.    As a RIC for tax purposes, the Fund will comply with the 25% limit of its investments in MLPs and other assets in order to meet the Code’s RIC asset diversification tests. Nonetheless, it is expected that a material amount of the Fund’s investments will be in MLPs at various times. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal corporate income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the NAV of the Fund’s shares.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depletion, depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which effectively shelter or defer taxable income recognized by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV, and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Risks of Investing in MLP Units.  An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

Utility Sector Risk.  The Fund is subject to risks of the utility sector, such as changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest and exchange rate fluctuations, liabilities for environmental damage and changes in the cost of providing specific utility services, due to its concentration in utility securities. The utility sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility sector stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Equity Securities Risk.  MLP units and other equity securities held by the Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Cash Flow Risk.  The Fund expects that a portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.

Issuer Risk.  Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk.  The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk.  MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. This may also adversely affect the Fund’s ability to remit dividend payments to shareholders. The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fixed Income Risk.  The value of fixed income securities fluctuate based on a variety of factors including interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security and general bond market conditions. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

Interest rate changes may be influenced by a number of factors, including government and central banking authority actions, inflation expectations, and supply and demand. Generally, when interest rates rise, the value of fixed income securities can be expected to decline. The longer the maturity of a fixed income security, the greater its sensitivity to interest rate changes. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

The value of fixed income securities may also be dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

“Junk” Bond Risk.  Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Market Risk.  Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Small Capitalization Risk.  Small capitalization companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Affiliated Fund Risk.  The Fund may invest in investment companies that are advised by the Adviser or an affiliated investment adviser (“affiliated funds”). Investing in affiliated funds presents conflicts of interest. The Adviser has an incentive to invest the Fund’s assets in an affiliated fund because the Adviser or an affiliated adviser receives advisory fees from the affiliated fund. The Adviser or an affiliated adviser may also derive indirect benefits, such as increased assets under management, as a result of the Fund investing in an affiliated fund, which benefits would not be present if the Fund instead invested in an unaffiliated fund. In addition, the Adviser has an incentive to consider the effect on an affiliated fund in determining whether, and under what circumstances, to purchase or sell shares of the affiliated fund. The Adviser seeks to mitigate such conflicts by waiving and/or reimbursing its advisory fee with respect to the amount of the Fund’s net assets invested in affiliated funds.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s total return for the year ended December 31, 2025, and the performance history of the Center Coast MLP Focus Fund, a series of Investment Managers Series Trust (the “Predecessor Fund”), including by showing how the Fund’s average annual total returns compare with those of the S&P 500 Index, a broad measure of market performance, and with those of additional indices that have investment characteristics similar to those of the Fund. Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund through a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares

received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s Class Y Shares (i.e., the Predecessor Fund’s Institutional Class Shares) and do not reflect sales charges. If sales charges were reflected, returns would be less than these shown. The Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. For periods prior to February 5, 2018, the performance information for the Fund’s Class I Shares reflects the performance history of the Class Y Shares (i.e., the Predecessor Fund’s Institutional Class Shares). On March 25, 2021, the Board, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares. The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available at https://brookfield.onlineprospectus.net/Brookfield/funds/ or by calling 1-855-244-4859.

Effective September 30, 2025, the Fund changed its principal investment strategies, including the 80% Policy, and intends to invest in a manner that will allow it to be treated as a regulated investment company (rather than a “C” corporation) under the Code, beginning with the tax year that runs from October 1, 2025 through September 30, 2026. The performance information in the bar chart and table prior to September 30, 2025 reflects the Fund’s prior principal investment strategies. The Fund has selected the Alerian Midstream Energy Select Index to replace the Alerian Midstream Energy Index as one of its benchmark indices because it believes that the Alerian Midstream Energy Select Index is more appropriate for comparing the Fund’s performance in light of the changes to the Fund’s principal investment strategies. The returns of the Alerian Midstream Energy Index will be shown for a one-year transition period.

(1) The return shown in the bar chart is for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 40.62% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -57.71% (quarter ended March 31, 2020).

Average Annual Total Returns for the periods ended December 31, 2025, with maximum sales charge, if applicable
	One Year	Five Years	Ten Years	Since Inception(1)
Class I Shares (Legacy Class Y Shares)(2)(3)
Return Before Taxes	2.52%	23.35%	6.37%	4.98%
Return After Taxes on Distributions	1.23%	21.55%	5.45%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares	2.42%	18.77%	4.84%	3.85%
Class A Shares
Return Before Taxes	(2.54)%	21.83%	5.61%	4.40%
Class C Shares
Return Before Taxes	0.58%	22.06%	5.31%	3.93%
Alerian MLP Index(4)	9.76%	25.96%	8.85%	6.33%
Alerian Midstream Energy Select Index(5)	6.58%	24.26%	12.70%	N/A
Alerian Midstream Energy Index(6)	4.98%	23.82%	N/A	N/A
S&P 500 Index(7)	17.88%	14.42%	14.82%	14.06%

(1) The Predecessor Fund commenced operations on December 31, 2010.

(2) Returns for Class I Shares prior to February 5, 2018 reflect the performance of the Predecessor Fund’s Institutional Class Shares.

(3) The Predecessor Fund offered Institutional Class Shares. Holders of Institutional Class Shares received Class Y Shares of the Fund in exchange for those Shares.

(4) The Alerian MLP Index, the leading gauge of energy infrastructure Master Limited Partnerships (MLPs), is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

(5) The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents are engaged in midstream activities involving energy commodities. Data for the Alerian Midstream Energy Select Index is unavailable prior to its inception date of April 1, 2013.

(6) The Alerian Midstream Energy Index is a capped, float-adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities. Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

(7) The S&P 500® Index is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Unless otherwise noted, all indices are Total Return indices (return includes price change + dividends/interest). Indexes are not managed and an investor cannot invest directly in an index.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares (the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser:  Brookfield Public Securities Group LLC

Portfolio Managers:  Tom Miller, Managing Director and Portfolio Manager, Boran Buturovic, Director and Portfolio Manager, and Joe Herman, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Miller has served as a Portfolio Manager of the Fund since January 2022, and Messrs. Buturovic and Herman have served as Portfolio Managers of the Fund since January 2021.

Purchase and Sale of Fund Shares

Class: A (CCCAX), C (CCCCX), I (CCCNX)

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Center Coast Brookfield Midstream Focus Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 219252, Kansas City, MO 64121), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and Class C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. As indicated above, the Fund intends to qualify as a regulated investment company for federal income tax purposes, beginning with the tax year that runs from October 1, 2025 through September 30, 2026. If the Fund does not so qualify, the Fund could incur a federal corporate income tax liability (and potentially state and local tax liabilities) and would not be eligible to pay capital gain distributions. Additional information on taxation of Fund distributions can be found in the section entitled “Tax Consequences.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.